Exhibit 99.1
RING ENERGY ANNOUNCES SECOND QUARTER 2025 RESULTS AND UPDATES GUIDANCE

The Woodlands, TX – August 6, 2025 – Ring Energy, Inc. (NYSE American: REI) (“Ring” or the “Company”) today reported operational and financial results for the second quarter of 2025 and updated guidance for the remainder of the year.

Second Quarter 2025 Highlights

•Sold record 14,511 barrels of oil per day (“Bo/d”), exceeding the mid point of guidance and record 21,295 barrels of oil equivalent per day (“Boe/d”) which was near the mid point of guidance;
•Reported net income of $20.6 million, or $0.10 per diluted share, and Adjusted Net Income1 of $11.0 million, or $0.05 per diluted share;
•Recorded Adjusted EBITDA1 of $51.5 million;
•Incurred Lease Operating Expense (“LOE”) of $10.45 per Boe, 9% below the low end of guidance due to proactive efforts to reduce costs;
•Invested $16.8 million in capital expenditures which was lower than the mid point of guidance and 48% lower than 1Q 2025;
•Generated Adjusted Cash Flow from Operations1 of $41.6 million and record Adjusted Free Cash Flow (“AFCF”)1 of $24.8 million;
•Remained cash flow positive for the 23rd consecutive quarter, paid down $12 million of debt during the period, and had liquidity of $137.0 million at June 30, 2025;
•Entered into a Third Amended and Restated Credit Agreement with a borrowing base of $585 million and an extended maturity of 34 months, to June 2029, supported by an 11-member banking syndicate; and
•Reaffirmed production and capital expenditures guidance and lowered LOE per BOE guidance for the second half of 2025, provided 3Q 2025 guidance, and updated capital expenditures guidance for the full year 2025.

Management Commentary

Mr. Paul D. McKinney, Chairman of the Board and Chief Executive Officer, commented, “We are excited to announce our second quarter operational and financial performance and the results of our reduced capital spending initiatives. In response to the drop in oil prices that occurred early in the second quarter, we provided revised guidance reducing our second quarter and annual capital spending plans to reflect a year-over-year (“YOY”) reduction of 36% while maintaining 2% YOY production growth. Our Q2 results demonstrate that we are successfully executing this plan. With the benefit of our first full quarter operating the Lime Rock assets, our oil sales set a new Company record this quarter coming in near the high-end of guidance and our total sales on a Boe basis were near to the mid-point of guidance, also setting a new Company record. We reduced our second quarter capex by 48% over the previous quarter which was near the low end of our revised Q2 guidance. Contributing to our success this quarter was the outperformance of our existing PDP assets and recently acquired Lime Rock assets as well as the robust performance of the new wells drilled and brought online so far this year. Thanks to the operational excellence of our team, we have continued to make progress reducing operating costs in this volatile commodity price environment. Our progress in this regard was evidenced by our lease operating expense of $10.45 per Boe in the quarter, which is below the low end of guidance which is why we reduced our LOE/Boe guidance by $0.50 for the last half of the year. As a result of our strong production, reduced capital expenditures, and reduced LOE, we generated a record of $24.8 million in Adjusted Free Cash Flow for the quarter despite an 11% reduction in realized pricing per Boe as compared to Q1. We are proud of the team and their efforts that led to these results and encouraged by the success and flexibility provided by our value-focused,
1 A non-GAAP financial measure; see the “Non-GAAP Financial Information” section in this release for more information including reconciliations to the most comparable GAAP measures.

proven strategy. The results of our second quarter demonstrate the quality and resilience of our team and assets and the changes we implemented this quarter should allow us to pay down debt more aggressively than we have in previous quarters despite lower commodity prices.”

Mr. McKinney concluded, “This quarter underscores a key strength of our value-focused, proven strategy, the ability to swiftly adapt to changing market conditions while delivering consistent shareholder value, even in low-price environments. Our focus on oil-rich assets with shallow declines, long lifespans, and low operating costs ensures resilience against commodity price volatility. Through a disciplined capital program that prioritizes high-return wells with low breakeven costs, we are more able to sustain production and liquidity. In higher-price markets, we balanced growth with improving the balance sheet; in today’s lower-price landscape, we are prioritizing debt reduction. For the second half of 2025, we will seek to maximize cash flow, control costs, and further strengthen our financial position.”

Summary Results and Additional Key Items

	Q2 2025	Q1 2025	Q2 2025 to Q1 2025 % Change	Q2 2024	Q2 2025 to Q2 2024 % Change	YTD 2025	YTD 2024	YTD % Change
Average Daily Sales Volumes (Boe/d)	21,295	18,392	16%	19,786	8%	19,851	19,410	2%
Crude Oil (Bo/d)	14,511	12,074	20%	13,623	7%	13,299	13,509	(2)%
Net Sales (MBoe)	1,937.9	1,655.3	17%	1,800.6	8%	3,593.1	3,532.6	2%
Realized Price - All Products ($/Boe)	$42.63	$47.78	(11)%	$55.06	(23)%	$45.00	$54.82	(18)%
Realized Price - Crude Oil ($/Bo)	$62.69	$70.40	(11)%	$80.09	(22)%	$66.17	$77.93	(15)%
Revenues ($MM)	$82.6	$79.1	4%	$99.1	(17)%	$161.7	$193.6	(16)%
Net Income ($MM)	$20.6	$9.1	126%	$22.4	(8)%	$29.7	$27.9	6%
Adjusted Net Income[1] ($MM)	$11.0	$10.7	3%	$23.4	(53)%	$21.7	$43.8	(50)%
Adjusted EBITDA[1] ($MM)	$51.5	$46.4	11%	$66.4	(22)%	$97.9	$128.4	(24)%
Capital Expenditures ($MM)	$16.8	$32.5	(48)%	$35.4	(53)%	$49.3	$71.6	(31)%
Adjusted Free Cash Flow[1] ($MM)	$24.8	$5.8	328%	$21.4	16%	$30.6	$37.0	(17)%

Adjusted Net Income, Adjusted EBITDA, and Adjusted Free Cash Flow are non-GAAP financial measures, which are described in more detail and reconciled to the most comparable GAAP measures, in the tables shown later in this release under “Non-GAAP Financial Information.” In addition, see section titled “Condensed Operating Data” for additional details concerning costs and expenses discussed below.

Select Expenses and Other Items

	Q2 2025	Q1 2025	Q2 2025 to Q1 2025 % Change	Q2 2024	Q2 2025 to Q2 2024 % Change	YTD 2025	YTD 2024	YTD % Change
Lease operating expenses (“LOE”) ($MM)	$20.2	$19.7	3%	$19.3	5%	$39.9	$37.7	6%
Lease operating expenses ($/BOE)	$10.45	$11.89	(12)%	$10.72	(3)%	$11.11	$10.66	4%
Depreciation, depletion and amortization ($MM)	$25.6	$22.6	13%	$24.7	4%	$48.2	$48.5	(1)%
Depreciation, depletion and amortization ($/BOE)	$13.19	$13.66	(3)%	$13.72	(4)%	$13.41	$13.73	(2)%
General and administrative expenses (“G&A”) ($MM)	$7.1	$8.6	(17)%	$7.7	(8)%	$15.8	$15.2	4%
General and administrative expenses ($/BOE)	$3.68	$5.21	(29)%	$4.28	(14)%	$4.39	$4.30	2%
G&A excluding share-based compensation ($MM)	$5.8	$6.9	(16)%	$5.6	4%	$12.7	$11.4	11%
G&A excluding share-based compensation ($/BOE)	$2.99	$4.19	(29)%	$3.13	(4)%	$3.54	$3.22	10%
G&A excluding share-based compensation & transaction costs ($MM)	$5.8	$6.9	(16)%	$5.6	4%	$12.7	$11.4	11%
G&A excluding share-based compensation & transaction costs ($/BOE)	$2.99	$4.18	(28)%	$3.13	(4)%	$3.54	$3.22	10%
Interest expense ($MM)	$11.8	$9.5	24%	$10.9	8%	$21.3	$22.4	(5)%
Interest expense ($/BOE)	$6.07	$5.74	6%	$6.08	—%	$5.92	$6.35	(7)%
Gain (loss) on derivative contracts ($MM) (1)	$14.6	$(0.9)	1722%	$(1.8)	911%	$13.7	$(20.8)	166%
Realized gain (loss) on derivative contracts ($MM)	$0.6	$(0.5)	220%	$(2.6)	123%	$0.1	$(4.0)	103%
Unrealized gain (loss) on derivative contracts ($MM)	$14.0	$(0.4)	3600%	$0.8	1650%	$13.6	$(16.8)	181%

(1) A summary listing of the Company’s outstanding derivative positions at June 30, 2025 is included in the tables shown later in this release. For the remainder (July through December) of 2025, the Company has approximately 1.3 million barrels of oil (approximately 55% of oil sales guidance midpoint) hedged at an average downside protection price of $64.87 and approximately 1.5 billion cubic feet of natural gas (approximately 42% of natural gas sales guidance midpoint) hedged at an average downside protection price of $3.37.

Balance Sheet and Liquidity

Total liquidity (defined as cash and cash equivalents plus borrowing base availability under the Company’s credit facility) at June 30, 2025 was approximately $137.0 million. On June 30, 2025, the Company had $448 million in borrowings outstanding on its credit facility that has a current borrowing base of $585 million. This reflects a reduction of $12 million from the balance of $460 million at March 31, 2025. The Company is targeting continued debt reduction, dependent on market conditions, the timing and level of capital spending, and other considerations.

Drilling and Completion Activity

In 2Q 2025, the Company drilled, completed, and placed on production two wells in the Central Basin Platform. This included one 1-mile horizontal well in Andrews County and one vertical well in Crane County, both with a working interest of 100%.

The table below sets forth Ring’s drilling and completion activities in the first and second quarter of 2025:

Quarter	Area	Wells Drilled	Wells Completed

1Q 2025	Northwest Shelf (Horizontal)	4	4
	Central Basin Platform (Vertical)	3	3
	Total	7	7

2Q 2025	Central Basin Platform (Horizontal)	1	1
	Central Basin Platform (Vertical)	1	1
	Total	2	2

Second Half 2025 and Q3 Sales Volumes, Capital Investment and Operating Expense Guidance

The guidance in the table below represents the Company's current good faith estimate of the range of likely future results. Guidance could be affected by the factors discussed below in the "Safe Harbor Statement" section.

	Q3	2H
	2025	2025
Sales Volumes:
Total Oil (Bo/d)	12,850 - 13,850	12,500 - 14,000
Midpoint (Bo/d)	13,350	13,250
Total (Boe/d)	19,200 - 21,200	19,000 - 21,000
Midpoint (Boe/d)	20,200	20,000
Oil (%)	66%	66%
NGLs (%)	18%	18%
Gas (%)	16%	16%

Capital Program:
Capital spending(1)(3)(4) (millions)	$23 - $31	$38 - $58
Midpoint (millions)	$27	$48
New Hz and vertical wells (2)	4 - 6	11 - 13
Recompletions and CTRs	9 - 12	17 - 22

Operating Expenses:
LOE (per Boe)	$11.00 - $12.00	$11.00 - $12.00
Midpoint (per Boe)	$11.50	$11.50
(1) In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements.

(2) Includes wells drilled, completed, and placed online.

(3) Based on the $48 million midpoint of spending guidance in the second half of 2025, the Company continues to expect the following estimated allocation of capital, including:
•61% for drilling, completion, and related infrastructure;
•33% for recompletions and capital workovers;
•4% for land, non-operated capital, and other; and
•2% for facility improvements (environmental and emission reducing upgrades).

(4) Capital expenditures for the full year 2025 are now at a midpoint of $97 million (low of $87 million and high of $107 million).

Conference Call Information

Ring will hold a conference call on Thursday, August 7, 2025 at 11:00 a.m. ET (10 a.m. CT) to discuss its 2Q 2025 operational and financial results. An updated investor presentation will be posted to the Company’s website prior to the conference call.

To participate in the conference call, interested parties should dial 833-953-2433 at least five minutes before the call is to begin. Please reference the “Ring Energy 2Q 2025 Earnings Conference Call”. International callers may participate by dialing 412-317-5762. The call will also be webcast and available on Ring’s website at www.ringenergy.com under “Investors” on the “News & Events” page. An audio replay will also be available on the Company’s website following the call.

About Ring Energy, Inc.

Ring Energy, Inc. is an oil and gas exploration, development, and production company with current operations focused on the development of its Permian Basin assets. For additional information, please visit www.ringenergy.com.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, expected benefits to the Company and its stockholders from the Lime Rock Acquisition, and plans and objectives of management for future operations. Forward-looking statements also include assumptions and projections for third quarter and second half 2025 guidance for sales volumes, oil mix as a percentage of total sales, capital expenditures, operating expenses and the projected impacts thereon, and the number of wells expected to be drilled and completed. Forward-looking statements are based on current expectations and assumptions and analyses made by Ring and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; changes in U.S. energy, environmental, monetary, tax and trade policies, including with respect to tariffs or other trade barriers, and any resulting trade tensions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2024, and its other SEC filings. Ring undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Contact Information

Al Petrie Advisors
Al Petrie, Senior Partner
Phone: 281-975-2146 Email: apetrie@ringenergy.com

RING ENERGY, INC.
Condensed Statements of Operations
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Oil, Natural Gas, and Natural Gas Liquids Revenues	$82,602,759	$79,091,207	$99,139,349	$161,693,966	$193,642,485

Costs and Operating Expenses
Lease operating expenses	20,245,981	19,677,552	19,309,017	39,923,533	37,669,451
Gathering, transportation and processing costs	133,809	203,612	107,629	337,421	273,683
Ad valorem taxes	1,648,647	1,532,108	1,337,276	3,180,755	3,482,907
Oil and natural gas production taxes	3,832,607	3,584,455	3,627,264	7,417,062	8,055,567
Depreciation, depletion and amortization	25,569,914	22,615,983	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	352,184	708,800	703,018
Operating lease expense	175,090	175,091	175,090	350,181	350,181
General and administrative expense	7,138,519	8,619,976	7,713,534	15,758,495	15,182,756

Total Costs and Operating Expenses	59,126,818	56,735,326	57,321,415	115,862,144	114,209,434

Income from Operations	23,475,941	22,355,881	41,817,934	45,831,822	79,433,051

Other Income (Expense)
Interest income	69,658	90,058	144,933	159,716	223,477
Interest (expense)	(11,757,404)	(9,498,786)	(10,946,127)	(21,256,190)	(22,445,071)
Gain (loss) on derivative contracts	14,648,054	(928,790)	(1,828,599)	13,719,264	(20,843,094)
Gain (loss) on disposal of assets	155,293	124,610	51,338	279,903	89,693
Other income	150,770	8,942	—	159,712	25,686
Net Other Income (Expense)	3,266,371	(10,203,966)	(12,578,455)	(6,937,595)	(42,949,309)

Income Before Provision for Income Taxes	26,742,312	12,151,915	29,239,479	38,894,227	36,483,742

Provision for Income Taxes	(6,107,425)	(3,041,177)	(6,820,485)	(9,148,602)	(8,549,371)

Net Income	$20,634,887	$9,110,738	$22,418,994	$29,745,625	$27,934,371

Basic Earnings per Share	$0.10	$0.05	$0.11	$0.15	$0.14
Diluted Earnings per Share	$0.10	$0.05	$0.11	$0.15	$0.14

Basic Weighted-Average Shares Outstanding	206,522,356	199,314,182	197,976,721	202,964,856	197,684,638
Diluted Weighted-Average Shares Outstanding	206,982,327	201,072,594	200,428,813	204,085,207	199,845,512

RING ENERGY, INC.
Condensed Operating Data
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Net sales volumes:
Oil (Bbls)	1,320,508	1,086,694	1,239,731	2,407,202	2,458,568
Natural gas (Mcf)	1,703,808	1,615,196	1,538,347	3,319,004	3,034,854
Natural gas liquids (Bbls)	333,374	299,366	304,448	632,740	568,250
Total oil, natural gas and natural gas liquids (Boe)(1)	1,937,850	1,655,259	1,800,570	3,593,109	3,532,627

% Oil	68%	66%	69%	67%	70%
% Natural Gas	15%	16%	14%	15%	14%
% Natural Gas Liquids	17%	18%	17%	18%	16%

Average daily sales volumes:
Oil (Bbls/d)	14,511	12,074	13,623	13,299	13,509
Natural gas (Mcf/d)	18,723	17,947	16,905	18,337	16,675
Natural gas liquids (Bbls/d)	3,663	3,326	3,346	3,496	3,122
Average daily equivalent sales (Boe/d)	21,295	18,392	19,786	19,851	19,410

Average realized sales prices:
Oil ($/Bbl)	$62.69	$70.40	$80.09	$66.17	$77.93
Natural gas ($/Mcf)	(1.31)	(0.19)	(1.93)	(0.77)	(1.25)
Natural gas liquids ($/Bbls)	6.19	9.65	9.27	7.83	10.29
Barrel of oil equivalent ($/Boe)	$42.63	$47.78	$55.06	$45.00	$54.82

Average costs and expenses per Boe ($/Boe):
Lease operating expenses	$10.45	$11.89	$10.72	$11.11	$10.66
Gathering, transportation and processing costs	0.07	0.12	0.06	0.09	0.08
Ad valorem taxes	0.85	0.93	0.74	0.89	0.99
Oil and natural gas production taxes	1.98	2.17	2.01	2.06	2.28
Depreciation, depletion and amortization	13.19	13.66	13.72	13.41	13.73
Asset retirement obligation accretion	0.20	0.20	0.20	0.20	0.20
Operating lease expense	0.09	0.11	0.10	0.10	0.10
G&A (including share-based compensation)	3.68	5.21	4.28	4.39	4.30
G&A (excluding share-based compensation)	2.99	4.19	3.13	3.54	3.22
G&A (excluding share-based compensation and transaction costs)	2.99	4.18	3.13	3.54	3.22

(1) Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding.) The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly.

RING ENERGY, INC.
Condensed Balance Sheets
(Unaudited)

	As of
	June 30, 2025	December 31, 2024
ASSETS
Current Assets
Cash and cash equivalents	$—	$1,866,395
Accounts receivable	38,729,543	36,172,316
Joint interest billing receivables, net	781,362	1,083,164
Derivative assets	14,815,235	5,497,057
Inventory	5,384,553	4,047,819
Prepaid expenses and other assets	2,716,824	1,781,341
Total Current Assets	62,427,517	50,448,092
Properties and Equipment
Oil and natural gas properties, full cost method	1,949,768,881	1,809,309,848
Financing lease asset subject to depreciation	3,712,233	4,634,556
Fixed assets subject to depreciation	3,494,678	3,389,907
Total Properties and Equipment	1,956,975,792	1,817,334,311
Accumulated depreciation, depletion and amortization	(521,741,945)	(475,212,325)
Net Properties and Equipment	1,435,233,847	1,342,121,986
Operating lease asset	1,599,335	1,906,264
Derivative assets	6,613,480	5,473,375
Deferred financing costs	10,456,692	8,149,757
Total Assets	$1,516,330,871	$1,408,099,474

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$82,422,634	$95,729,261
Income tax liability	675,352	328,985
Financing lease liability	724,527	906,119
Operating lease liability	674,927	648,204
Derivative liabilities	2,322,147	6,410,547
Notes payable	1,488,419	496,397
Deferred cash payment	9,604,736	—
Asset retirement obligations	414,974	517,674
Total Current Liabilities	98,327,716	105,037,187

Non-current Liabilities
Deferred income taxes	37,456,550	28,591,802
Revolving line of credit	448,000,000	385,000,000
Financing lease liability, less current portion	580,604	647,078
Operating lease liability, less current portion	1,061,124	1,405,837
Derivative liabilities	3,864,413	2,912,745
Asset retirement obligations	29,144,695	25,864,843
Total Liabilities	618,435,102	549,459,492
Commitments and contingencies
Stockholders' Equity
Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock - $0.001 par value; 450,000,000 shares authorized; 206,542,615 shares and 198,561,378 shares issued and outstanding, respectively	206,542	198,561
Additional paid-in capital	809,921,900	800,419,719
Retained earnings (Accumulated deficit)	87,767,327	58,021,702
Total Stockholders’ Equity	897,895,769	858,639,982
Total Liabilities and Stockholders' Equity	$1,516,330,871	$1,408,099,474

RING ENERGY, INC.
Condensed Statements of Cash Flows
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Cash Flows From Operating Activities
Net income	$20,634,887	$9,110,738	$22,418,994	$29,745,625	$27,934,371
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	25,569,914	22,615,983	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	352,184	708,800	703,018
Amortization of deferred financing costs	1,836,174	1,238,493	1,221,608	3,074,667	2,443,215
Share-based compensation	1,351,839	1,690,958	2,077,778	3,042,797	3,801,610
Credit loss expense	205	17,917	14,937	18,122	178,777
(Gain) loss on disposal of assets	(155,293)	(124,610)	(89,693)	(279,903)	(89,693)
Deferred income tax expense (benefit)	5,950,639	2,805,346	6,621,128	8,755,985	8,206,573
Excess tax expense (benefit) related to share-based compensation	9,326	99,437	46,972	108,763	87,780
(Gain) loss on derivative contracts	(14,648,054)	928,790	1,828,599	(13,719,264)	20,843,094
Cash received (paid) for derivative settlements, net	677,843	(553,594)	(2,594,497)	124,249	(4,056,012)
Changes in operating assets and liabilities:
Accounts receivable	(1,809,302)	(564,158)	2,955,975	(2,373,460)	(2,284,512)
Inventory	(2,083,798)	747,064	189,121	(1,336,734)	360,537
Prepaid expenses and other assets	(1,560,295)	624,812	(1,251,279)	(935,483)	(747,575)
Accounts payable	(2,495,394)	(10,385,137)	(7,712,355)	(12,880,531)	(9,313,631)
Settlement of asset retirement obligation	(363,691)	(207,580)	(160,963)	(571,271)	(752,324)
Net Cash Provided by Operating Activities	33,297,251	28,371,008	50,617,930	61,668,259	95,807,099

Cash Flows From Investing Activities
Payments for the Lime Rock Acquisition	—	(70,859,769)	—	(70,859,769)	—
Payments to purchase oil and natural gas properties	(150,183)	(647,106)	(147,004)	(797,289)	(622,862)
Payments to develop oil and natural gas properties	(18,173,374)	(31,083,507)	(36,554,719)	(49,256,881)	(75,459,527)
Payments to acquire or improve fixed assets subject to depreciation	(135,386)	(34,275)	(26,649)	(169,661)	(151,586)
Proceeds from sale of fixed assets subject to depreciation	—	17,360	10,605	17,360	10,605
Proceeds from sale of New Mexico properties	—	—	(144,398)	—	(144,398)
Insurance proceeds received for damage to oil and natural gas properties	99,913	—	—	99,913	—
Net Cash Used in Investing Activities	(18,359,030)	(102,607,297)	(36,862,165)	(120,966,327)	(76,367,768)

Cash Flows From Financing Activities
Proceeds from revolving line of credit	56,322,997	114,000,000	29,500,000	170,322,997	81,000,000
Payments on revolving line of credit	(68,322,997)	(39,000,000)	(44,500,000)	(107,322,997)	(99,000,000)
Payments for taxes withheld on vested restricted shares, net	(57,015)	(896,431)	(86,991)	(953,446)	(901,976)
Proceeds from notes payable	1,648,539	—	1,501,507	1,648,539	1,501,507
Payments on notes payable	(160,120)	(496,397)	(145,712)	(656,517)	(679,446)
Payment of deferred financing costs	(5,381,602)	—	(45,704)	(5,381,602)	(45,704)
Reduction of financing lease liabilities	(88,874)	(136,427)	(176,128)	(225,301)	(431,284)
Net Cash Provided by (Used in) Financing Activities	(16,039,072)	73,470,745	(13,953,028)	57,431,673	(18,556,903)

Net Increase (Decrease) in Cash	(1,100,851)	(765,544)	(197,263)	(1,866,395)	882,428
Cash at Beginning of Period	1,100,851	1,866,395	1,376,075	1,866,395	296,384
Cash at End of Period	$—	$1,100,851	$1,178,812	$—	$1,178,812

RING ENERGY, INC.
Financial Commodity Derivative Positions
As of June 30, 2025

The following tables reflect the details of current derivative contracts as of June 30, 2025 (quantities are in barrels (Bbl) for the oil derivative contracts and in million British thermal units (MMBtu) for the natural gas derivative contracts):

	Oil Hedges (WTI)
	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027

Swaps:
Hedged volume (Bbl)	471,917	241,755	608,350	577,101	171,400	529,000	509,500	492,000
Weighted average swap price	$68.64	$65.56	$67.95	$67.41	$62.26	$65.34	$62.82	$60.45

Two-way collars:
Hedged volume (Bbl)	225,400	404,800	—	—	379,685	—	—	—
Weighted average put price	$65.00	$60.00	$—	$—	$60.00	$—	$—	$—
Weighted average call price	$78.91	$75.68	$—	$—	$72.50	$—	$—	$—

	Gas Hedges (Henry Hub)
	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027

NYMEX Swaps:
Hedged volume (MMBtu)	300,500	128,400	140,600	662,300	121,400	613,300	—	—
Weighted average swap price	$3.88	$4.25	$4.20	$3.54	$4.22	$3.83	$—	$—

Two-way collars:
Hedged volume (MMBtu)	309,350	748,000	694,500	139,000	648,728	128,000	717,000	694,000
Weighted average put price	$3.17	$3.10	$3.50	$3.50	$3.10	$3.50	$3.99	$3.00
Weighted average call price	$4.98	$4.40	$5.11	$5.42	$4.24	$5.42	$5.21	$4.32

	Oil Hedges (basis differential)
	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027

Argus basis swaps:
Hedged volume (Bbl)	183,000	276,000	—	—	—	—	—	—
Weighted average spread price (1)	$1.00	$1.00	$—	$—	$—	$—	$—	$—

	Gas Hedges (basis differential)
	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027

El Paso Permian Basin basis swaps:
Hedged volume (MMBtu)	381,725	363,200	—	—	—	—	700,000	—
Weighted average spread price (2)	$1.69	$1.69	$—	$—	$—	$—	$0.74	$—
(1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude.
(2) The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

RING ENERGY, INC.
Non-GAAP Financial Information

Certain financial information included in this release are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “G&A Excluding Share-Based Compensation,” “G&A Excluding Share-Based Compensation and Transaction Costs,” “Leverage Ratio,” “All-In Cash Operating Costs,” and “Cash Operating Margin.” Management uses these non-GAAP financial measures in its analysis of performance. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies.

Reconciliation of Net income to Adjusted Net Income

“Adjusted Net Income” is calculated as net income minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for executed acquisitions and divestitures (“A&D”). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare Ring’s results with its peers.

	(Unaudited for All Periods)
	Three Months Ended						Six Months Ended
	June 30,		March 31,		June 30,		June 30,		June 30,
	2025		2025		2024		2025		2024
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net income	$20,634,887	$0.10	$9,110,738	$0.05	$22,418,994	$0.11	$29,745,625	$0.15	$27,934,371	$0.14

Share-based compensation	1,351,839	0.01	1,690,958	0.01	2,077,778	0.01	3,042,797	0.02	3,801,610	0.02
Unrealized loss (gain) on change in fair value of derivatives	(13,970,211)	(0.07)	375,196	—	(765,898)	—	(13,595,015)	(0.07)	16,787,082	0.08
Transaction costs - executed A&D	1,000	—	1,776	—	—	—	2,776	—	3,539	—
Tax impact on adjusted items	2,964,996	0.01	(500,646)	(0.01)	(304,225)	—	2,464,350	0.01	(4,752,202)	(0.02)

Adjusted Net Income	$10,982,511	$0.05	$10,678,022	$0.05	$23,426,649	$0.12	$21,660,533	$0.11	$43,774,400	$0.22

Diluted Weighted-Average Shares Outstanding	206,982,327		201,072,594		200,428,813		204,085,207		199,845,512

Adjusted Net Income per Diluted Share	$0.05		$0.05		$0.12		$0.11		$0.22

Reconciliation of Net income to Adjusted EBITDA

The Company defines “Adjusted EBITDA” as net income plus net interest expense (including interest income and expense), unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Net income	$20,634,887	$9,110,738	$22,418,994	$29,745,625	$27,934,371

Interest expense, net	11,687,746	9,408,728	10,801,194	21,096,474	22,221,594
Unrealized loss (gain) on change in fair value of derivatives	(13,970,211)	375,196	(765,898)	(13,595,015)	16,787,082
Income tax (benefit) expense	6,107,425	3,041,177	6,820,485	9,148,602	8,549,371
Depreciation, depletion and amortization	25,569,914	22,615,983	24,699,421	48,185,897	48,491,871
Asset retirement obligation accretion	382,251	326,549	352,184	708,800	703,018
Transaction costs - executed A&D	1,000	1,776	—	2,776	3,539
Share-based compensation	1,351,839	1,690,958	2,077,778	3,042,797	3,801,610
Loss (gain) on disposal of assets	(155,293)	(124,610)	(51,338)	(279,903)	(89,693)
Other income	(150,770)	(8,942)	—	(159,712)	(25,686)

Adjusted EBITDA	$51,458,788	$46,437,553	$66,352,820	$97,896,341	$128,377,077

Adjusted EBITDA Margin	62%	59%	67%	61%	66%

Reconciliations of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow and Adjusted EBITDA to Adjusted Free Cash Flow

The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on Ring’s Condensed Statements of Cash Flows), plus transaction costs for executed acquisitions and divestitures (A&D), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in Ring’s capital expenditures guidance provided to investors. Management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of the Company’s current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow.

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Net Cash Provided by Operating Activities	$33,297,251	$28,371,008	$50,617,930	$61,668,259	$95,807,099
Adjustments - Condensed Statements of Cash Flows
Changes in operating assets and liabilities	8,312,480	9,784,999	5,979,501	18,097,479	12,737,505
Transaction costs - executed A&D	1,000	1,776	—	2,776	3,539
Income tax expense (benefit) - current	147,460	136,394	152,385	283,854	255,018
Capital expenditures	(16,827,513)	(32,451,531)	(35,360,832)	(49,279,044)	(71,621,840)
Credit loss expense	(205)	(17,917)	(14,937)	(18,122)	(178,777)
Loss (gain) on disposal of assets	—	—	38,355	—	—
Other income	(150,770)	(8,942)	—	(159,712)	(25,686)

Adjusted Free Cash Flow	$24,779,703	$5,815,787	$21,412,402	$30,595,490	$36,976,858

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Adjusted EBITDA	$51,458,788	$46,437,553	$66,352,820	$97,896,341	$128,377,077

Net interest expense (excluding amortization of deferred financing costs)	(9,851,572)	(8,170,235)	(9,579,586)	(18,021,807)	(19,778,379)
Capital expenditures	(16,827,513)	(32,451,531)	(35,360,832)	(49,279,044)	(71,621,840)

Adjusted Free Cash Flow	$24,779,703	$5,815,787	$21,412,402	$30,595,490	$36,976,858

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Cash Flow from Operations

The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in Ring’s Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector.

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

Net Cash Provided by Operating Activities	$33,297,251	$28,371,008	$50,617,930	$61,668,259	$95,807,099

Changes in operating assets and liabilities	8,312,480	9,784,999	5,979,501	18,097,479	12,737,505

Adjusted Cash Flow from Operations	$41,609,731	$38,156,007	$56,597,431	$79,765,738	$108,544,604

Reconciliation of General and Administrative Expense (G&A) to G&A Excluding Share-Based Compensation and Transaction Costs

The following table presents a reconciliation of General and Administrative Expense (“G&A”), a GAAP measure, to G&A excluding share-based compensation, and G&A excluding share-based compensation and transaction costs for executed acquisitions and divestitures (A&D).

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

General and administrative expense (G&A)	$7,138,519	$8,619,976	$7,713,534	$15,758,495	$15,182,756
Shared-based compensation	1,351,839	1,690,958	2,077,778	3,042,797	3,801,610
G&A excluding share-based compensation	5,786,680	6,929,018	5,635,756	12,715,698	11,381,146
Transaction costs - executed A&D	1,000	1,776	—	2,776	3,539
G&A excluding share-based compensation and transaction costs	$5,785,680	$6,927,242	$5,635,756	$12,712,922	$11,377,607

Calculation of Leverage Ratio

“Leverage” or the “Leverage Ratio” is calculated under the Company’s existing senior revolving credit facility and means as of any date, the ratio of (i) Consolidated total debt as of such date to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under the Company’s existing senior revolving credit facility.

The Company defines “Consolidated EBITDAX” in accordance with its existing senior revolving credit facility that means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges reasonably acceptable to Ring’s senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants, to the extent that during such period the Company shall have consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets so acquired or disposed of.

Also set forth in Ring’s existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. The following tables show the leverage ratio calculations for the quarters ended June 30, 2025 and June 30, 2024.

	(Unaudited)
	Three Months Ended
	September 30,	December 31,	March 31,	June 30,	Last Four Quarters
	2024	2024	2025	2025
Consolidated EBITDAX Calculation:
Net Income (Loss)	$33,878,424	$5,657,519	$9,110,738	$20,634,887	$69,281,568
Plus: Consolidated interest expense	10,610,539	9,987,731	9,408,728	11,687,746	41,694,744
Plus: Income tax provision (benefit)	10,087,954	1,803,629	3,041,177	6,107,425	21,040,185
Plus: Depreciation, depletion and amortization	25,662,123	24,548,849	22,615,983	25,569,914	98,396,869
Plus: non-cash charges reasonably acceptable to Administrative Agent	(26,228,108)	8,994,957	2,392,703	(12,236,121)	(27,076,569)
Consolidated EBITDAX	$54,010,932	$50,992,685	$46,569,329	$51,763,851	$203,336,797
Plus: Pro Forma Acquired Consolidated EBITDAX	7,838,163	5,244,078	7,392,359	—	20,474,600
Less: Pro Forma Divested Consolidated EBITDAX	(600,460)	77,819	8,855	—	(513,786)
Pro Forma Consolidated EBITDAX	$61,248,635	$56,314,582	$53,970,543	$51,763,851	$223,297,611

Non-cash charges reasonably acceptable to Administrative Agent:
Asset retirement obligation accretion	$354,195	$323,085	$326,549	$382,251
Unrealized loss (gain) on derivative assets	(26,614,390)	6,999,552	375,196	(13,970,211)
Share-based compensation	32,087	1,672,320	1,690,958	1,351,839
Total non-cash charges reasonably acceptable to Administrative Agent	$(26,228,108)	$8,994,957	$2,392,703	$(12,236,121)

	As of
	June 30,	Corresponding
	2025	Leverage Ratio
Leverage Ratio Covenant:
Revolving line of credit	$448,000,000	2.01
Lime Rock deferred payment	10,000,000	0.04
Consolidated Total Debt	$458,000,000	2.05
Pro Forma Consolidated EBITDAX	223,297,611
Leverage Ratio	2.05
Maximum Allowed	≤ 3.00x

	(Unaudited)
	Three Months Ended
	September 30,	December 31,	March 31,	June 30,	Last Four Quarters
	2023	2023	2024	2024
Consolidated EBITDAX Calculation:
Net Income (Loss)	$(7,539,222)	$50,896,479	$5,515,377	$22,418,994	$71,291,628
Plus: Consolidated interest expense	11,301,328	11,506,908	11,420,400	10,801,194	45,029,830
Plus: Income tax provision (benefit)	(3,411,336)	7,862,930	1,728,886	6,820,485	13,000,965
Plus: Depreciation, depletion and amortization	21,989,034	24,556,654	23,792,450	24,699,421	95,037,559
Plus: non-cash charges acceptable to Administrative Agent	36,396,867	(29,695,076)	19,627,646	1,664,064	27,993,501
Consolidated EBITDAX	$58,736,671	$65,127,895	$62,084,759	$66,404,158	$252,353,483
Plus: Pro Forma Acquired Consolidated EBITDAX	4,810,123	—	—	—	4,810,123
Less: Pro Forma Divested Consolidated EBITDAX	(672,113)	(66,463)	40,474	(4,643)	(702,745)
Pro Forma Consolidated EBITDAX	$62,874,681	$65,061,432	$62,125,233	$66,399,515	$256,460,861

Non-cash charges acceptable to Administrative Agent:
Asset retirement obligation accretion	$354,175	$351,786	$350,834	$352,184
Unrealized loss (gain) on derivative assets	33,871,957	(32,505,544)	17,552,980	(765,898)
Share-based compensation	2,170,735	2,458,682	1,723,832	2,077,778
Total non-cash charges acceptable to Administrative Agent	$36,396,867	$(29,695,076)	$19,627,646	$1,664,064

	As of
	June 30,
	2024
Leverage Ratio Covenant:
Revolving line of credit	$407,000,000
Pro Forma Consolidated EBITDAX	256,460,861
Leverage Ratio	1.59
Maximum Allowed	≤ 3.00x

All-In Cash Operating Costs

The Company defines All-In Cash Operating Costs, a non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company.

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
All-In Cash Operating Costs:
Lease operating expenses (including workovers)	$20,245,981	$19,677,552	$19,309,017	$39,923,533	$37,669,451
G&A excluding share-based compensation	5,786,680	6,929,018	5,635,756	12,715,698	11,381,146
Net interest expense (excluding amortization of deferred financing costs)	9,851,572	8,170,235	9,579,586	18,021,807	19,778,379
Operating lease expense	175,090	175,091	175,090	350,181	350,181
Oil and natural gas production taxes	3,832,607	3,584,455	3,627,264	7,417,062	8,055,567
Ad valorem taxes	1,648,647	1,532,108	1,337,276	3,180,755	3,482,907
Gathering, transportation and processing costs	133,809	203,612	107,629	337,421	273,683
All-in cash operating costs	$41,674,386	$40,272,071	$39,771,618	$81,946,457	$80,991,314

Boe	1,937,850	1,655,259	1,800,570	3,593,109	3,532,627

All-in cash operating costs per Boe	$21.51	$24.33	$22.09	$22.81	$22.93

Cash Operating Margin

The Company defines Cash Operating Margin, a non-GAAP financial measure, as realized revenues per Boe less all-in cash operating costs per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company.

	(Unaudited for All Periods)
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Cash Operating Margin
Realized revenues per Boe	$42.63	$47.78	$55.06	$45.00	$54.82
All-in cash operating costs per Boe	21.51	24.33	22.09	22.81	22.93
Cash Operating Margin per Boe	$21.12	$23.45	$32.97	$22.19	$31.89